Earnings per Share	12 Months Ended
Sep. 30, 2014
Earnings Per Share [Abstract]
Earnings per Share

23. Earnings per Share

Basic earnings per share computations for the years ended September 30, 2014 and 2013 were determined by dividing net income by the weighted-average number of common shares outstanding during the years then ended. The Company had no potentially dilutive securities outstanding during the periods presented.

The following information was used in the computation of basic earnings per share (EPS) for the years ended September 30, 2014 and 2013 (in thousands except share data).

	2014	2013	2012
Basic earnings per share computation:
Net income	$104,952	$96,243	$72,995
Weighted average common shares outstanding	57,886,114	57,886,114	57,886,114

Basic EPS	$1.81	$1.66	$1.26